Exhibit 10.21

FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

This FIRST AMENDMENT TO CONTRIBUTION AGREEMENT (this “First Amendment”) is made as of the 28th day of April 2021 (the “Amendment Date”) by and among HD Sunland Park Property, LLC, a Texas limited liability company (“Seller”), and Lodging Fund REIT III OP, LP, a Delaware limited partnership (the “Buyer”).

WHEREAS, Buyer and Seller entered into that certain Contribution Agreement dated January 8, 2021 (the “Agreement”) for the contribution of a 175-room hotel business known as the Holiday Inn Express El Paso West Sunland Park located at 900 Sunland Park Dr., El Paso, Texas 79922 (the “Property”);

WHEREAS, during the course of Buyer’s due diligence studies, Buyer has realized that Buyer will need an extension to the Due Diligence Period namely to accommodate the franchise timing for approval;

NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.Capitalization. All capitalized terms used herein will have the meanings ascribed to those terms in the Agreement, unless otherwise specified herein.

2.Due Diligence Period. Section 2.17.1 shall in full force and effect except that the Due Diligence Period shall extend until seven (7) days after Buyer’s receipt of the franchise license agreement.

3.Conflict; Counterparts.  In the event of any conflict between the terms of this Amendment and the Agreement, this Amendment shall control. This Amendment may be executed in multiple counterparts via facsimile or email in .PDF format, each of which shall be deemed to be an original, but such counterparts when taken together shall constitute but one Amendment.

4.Successors and Assigns.  This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, administrators, and assigns.

5.Ratification.  Except as set forth above, the terms of the Agreement are hereby ratified and confirmed in their entirety.

[Signature Page to Follow]

IN WITNESS WHEREOF, this First Amendment has been duly executed by the parties hereto as of the day and year first above written.

SELLER:

HD Sunland Park Property, LLC a Texas limited liability company

By:	/s/ Albert Ken Okamoto
Name:	Albert Ken Okamoto
Title:	Authorized Signatory

[BUYER’S SIGNATURE PAGE TO FOLLOW]

BUYER:

LODGING FUND REIT III OP, LP A Delaware limited partnership

By: Lodging Fund REIT III, Inc. Its: General Partner

By:	/s/ David R. Durell
Name:	David R. Durell
Title:	Chief Acquisition Officer